                                                                   Exhibit 10.24

                           FIFTH AMENDMENT TO AMENDED
                            AND RESTATED WAREHOUSING
                          CREDIT AND SECURITY AGREEMENT

        This Fifth Amendment to the Amended and Restated Warehousing Credit and Security Agreement (this "Amendment"), is entered into effective as of the 31st day of August, 2001 by and among MORTGAGE PORTFOLIO SERVICES, INC., a Delaware corporation ("Company"), NAB ASSET CORPORATION ("Guarantor"), WASHINGTON MUTUAL BANK, FA, a federal association, successor by merger to BANK UNITED, in its capacity as one of the Lenders and Administrative Agent and Collateral Agent for the Lenders ("Agent"), the lenders party to the Warehouse Agreement, as defined below ("Lenders"), CENTEX FINANCIAL SERVICES, INC., a Nevada corporation ("Centex"), and CENTEX CORPORATION, a Nevada corporation.

        Section 1. Recitals. Company, Agent, and Lenders have entered into that certain Amended and Restated Warehousing Credit and Security Agreement dated August 28, 2000 (as amended on October 15, 2000, November 13, 2000, April 30, 2001, and May 21, 2001 the "Warehouse Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders have agreed to make loans to Company as therein provided. Company, Guarantor, Centex, Centex Corporation, Agent, and Lenders desire to amend the Warehouse Agreement to extend the Termination Date of the Commitment and make such other modifications as more particularly set forth herein. Therefore, Company, Guarantor, Centex, Centex Corporation, Agent, and Lenders hereby agree as follows, intending to be legally bound:

        Section 2. Definitions and References. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms in the Warehouse Agreement shall have the same meanings whenever used in this Amendment.

        Section 3. Amendments. The Warehouse Agreement is hereby amended, as follows:


        (a) The following definition in Section 1.1 of the Warehouse Agreement is hereby amended as follows:

               "Termination Date" shall mean the earlier to occur of (i) December 31, 2001, or (ii) the date which is two (2) Business Days following the Administrative Agent's receipt of Notice from Centex that the Stock Purchase Agreement has terminated or will terminate or (iii) such earlier date upon which Lenders' obligation to fund shall be terminated pursuant to the terms of this Agreement.

        Section 4. Representations and Other Agreements. (a) Company represents and warrants that all of the representations and warranties contained in the Warehouse Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

        (b) Notwithstanding anything contained in the Warehouse Agreement, as amended hereby, or in any other Loan Document to the contrary, Company agrees that it shall not request or be entitled to receive any Advances on or after the Termination Date.

        (c) The maturity date of each Lender's Note is hereby renewed and extended to sixty (60) days following the Termination Date.

        Section 5. Severability. In the event any one or more provisions contained in the Warehouse Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

        Section 6. Expenses. Company agrees to pay all out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) of the Agent and the Lenders in connection with the preparation, operation, administration and enforcement of this Amendment.

        Section 7. Ratification of Agreements. (a) Except as amended hereby, Company ratifies and confirms that the Warehouse Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Company under the Notes, the Warehouse Agreement, and all other Loan Documents, as modified hereby.

        (b) Each of the undersigned officers of Company, Guarantor, Centex, and Centex Corporation executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the party for whom he is executing this Amendment, that such execution and delivery has been duly authorized by all necessary corporate action of such party, and with respect to the Company and Guarantor, each of its respective officers represents and warrants that the resolutions and affidavits previously delivered to Agent, in connection with the execution and delivery of the Warehouse Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

        (c) Any reference to the Warehouse Agreement in any Loan Document shall be deemed to be references to the Warehouse Agreement as amended hereby.

        (d) Except as amended hereby, each of the Agent and the Lenders ratifies and confirms that the Warehouse Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms.

        (e) Each of the undersigned officers of the Agent and the Lenders represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the party for whom he is executing this Amendment and that such execution and delivery has been duly authorized.

        Section 8. No Waiver. Company agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent and Lenders, and any


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such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Agent and Lenders represent and warrant to Centex that they are not aware of any Default or Event of Default that is existing as of the date hereof.

        Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

        Section 10. Counterparts and Gender. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each gender used herein shall include and apply to all genders, including the neuter.

        Section 11. Joinder of Guarantor, Centex and Centex Corporation. By their execution hereof, Guarantor, Centex, and Centex Corporation each hereby
(i) acknowledges and consents to the terms, conditions and agreements contained in this Amendment and (ii) ratifies and confirms its obligations under the Loan Documents, including, without limitation, the Third Amendment to Amended and Restated Warehousing Credit and Security Agreement dated April 30, 2001 among the parties hereto and such obligations remain in full force and effect, subject to no claims or offsets against, or defenses or counterclaims to such obligations.

        Section 13. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature Pages Follow]


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        EXECUTED this 31st day of August, 2001.

                                        COMPANY:
                                        -------

                                        MORTGAGE PORTFOLIO SERVICES, INC.,
                                        a Delaware corporation

                                        By: /s/ James Hinton
                                            ------------------------------------
                                        JAMES E. HINTON, President


                                        NOTICE ADDRESS:
                                        --------------

                                        Mortgage Portfolio Services, Inc.
                                        4144 North Central Expressway, Suite 800
                                        Dallas, Texas 75204
                                        Attn:  James Hinton
                                        Facsimile: 214.821.7352
                                        Telephone: 972.341.8510




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                                        GUARANTOR:
                                        ---------

                                        NAB ASSET CORPORATION,
                                        a Texas corporation

                                        By: /s/ Alan Ferree
                                            ------------------------------------
                                        Name: Alan Ferree
                                        Title: Senior Vice-President

                                        NOTICE ADDRESS:
                                        ---------------

                                        NAB Asset Corporation
                                        4144 North Central Expressway, Suite 900
                                        Dallas, Texas  75204
                                        Attn: Alan Ferree
                                        Facsimile: 214.821.3689
                                        Telephone: 214.860.1882


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                                        WASHINGTON MUTUAL BANK, FA, a
                                        federal association, successor by
                                        merger to BANK UNITED, as
                                        Administrative Agent and Lender

                                        By: /s/ Patrick C. Freeman
                                            ------------------------------------
                                        PATRICK C. FREEMAN,
                                        Assistant Vice President
                                        Mortgage Banker Finance

                                        NOTICE ADDRESS:
                                        ---------------

                                        Washington Mutual Bank, FA
                                        3200 Southwest Freeway, Suite 2702
                                        Houston, Texas  77027
                                        Attn:  Sonya Faivre, Vice President
                                        Facsimile:  713.543.4292
                                        Telephone: 713.543.6343


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                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation, as Lender

                                        By: /s/ Jim Clapp
                                            ------------------------------------
                                        Name:  Jim Clapp
                                        Title: Director

                                        NOTICE ADDRESS:
                                        ---------------

                                        Residential Funding Corporation
                                        4800 Montgomery Lane, Suite 300
                                        Bethesda, Maryland  20814
                                        Attn:  Thomas M. Clement
                                        Facsimile: 301.215.6288
                                        Telephone: 301.215.6239


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                                        CENTEX FINANCIAL SERVICES, INC.,
                                        a Nevada corporation

                                        By: /s/ Larry Brown
                                            ------------------------------------
                                        Name: Larry Brown
                                        Title: Asst. Treasurer

                                        NOTICE ADDRESS:
                                        ---------------

                                        Centex Financial Services, Inc.
                                        2828 N. Harwood
                                        Dallas, Texas  75201-1516
                                        Attn:  Jim Hillsman
                                        Facsimile: 214.758.7814
                                        Telephone: 214.981.7771


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                                        CENTEX CORPORATION,
                                        a Nevada corporation

                                        By: /s/ Leldon E. Echols
                                            ------------------------------------
                                        Name: Leldon E. Echols
                                        Title: EVP & CFO

                                        NOTICE ADDRESS:
                                        ---------------

                                        Centex Corporation
                                        2728 N. Harwood
                                        Dallas, Texas  75201-1516
                                        Attn:  Larry Angelilli
                                        Facsimile: 214.981.6858
                                        Telephone: 214.981.6505



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